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                            LPLA SEPARATE ACCOUNT ONE

                FORMERLY OF LONDON PACIFIC LIFE & ANNUITY COMPANY
               AND NOW OF FIDELITY SECURITY LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED SEPTEMBER 30, 2004

      As you have been previously informed, London Pacific entered into a Reinsurance and Assumption Agreement ("Agreement") with Fidelity Security Life Insurance Company ("Fidelity"). Pursuant to the Agreement and the consummation of the transaction contemplated therein, LPLA Separate Account One ("Separate Account") has been reinsured and ultimately assumed by Fidelity. Fidelity is now responsible for providing all of the benefits under the Contracts. You can now look to Fidelity as your new insurance company.

Transfers among the Investment Options of the Separate Account will continue to be permitted. You may make transfers from the Fixed Account to the Investment Options and from the Investment Options to the Fixed Account. You may make withdrawals from the Fixed Account.

At the present time, no additional Contributions can be made to your Contract. However, Fidelity anticipates that Contract Owners will be able to make additional Contributions some time in the future and will inform you when it receives the necessary regulatory approvals to permit such additional Contributions.

For more information, please contact our Annuity Service Center at: 3130 Broadway, Kansas City, MO 64111-2406, (800) 648-8624.